EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002

      In connection with the Quarterly Report of Flanigan's Enterprises, Inc., (the "Company") on Form 10-Q for the period ended January 1, 2005 as filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, James G.Flanigan, President and Acting Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      1) This Quarterly Report on Form 10-Q of the Company, to which this certification is attached as a Exhibit,(the "Quarterly Report"), fully complies with the requirements of section 13(a)or 15 (d) of the Securities Exchange Act of 1934; and

      2) The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ James G. Flanigan
                                          ---------------------------
                                          James G. Flanigan
                                          President and Acting Chief Executive
                                          Officer
                                          February 22, 2005


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